UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2019

ORITANI FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 PASCACK ROAD, TOWNSHIP OF WASHINGTON, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 664-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORIT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 14, 2019, Oritani Financial Corp (the “Company”) held a Special Meeting of Shareholders (the “Meeting”). Of the 45,100,052 shares of the Company’s common stock outstanding at the close of business on September 16, 2019, the record date for the Meeting, 37,456,862 shares were present or represented by proxy at the Meeting, constituting a quorum to conduct business.

The voting from the Meeting as to the proposals presented to shareholders was as follows:

Proposal 1 – Approval of the Merger Agreement

The shareholders approved and adopted the Agreement and Plan of Merger, dated as of June 25, 2019, between Valley National Bancorp and the Company, pursuant to which the Company will merge with and into Valley National Bancorp. The vote on Proposal 1 was as follows:

For	34,857,335
Against	2,356,582
Abstain	242,945
Broker non-votes	―

Proposal 2 – Approval of Non-binding, Advisory Resolution to Approve Certain Compensation Payable to Named Executive Officers

The shareholders did not approve, on a non-binding advisory basis, the compensation that will or may become payable to the named executive officers of the Company based on or related to the merger. The vote on Proposal 2 was as follows:

For	16,674,889
Against	20,323,822
Abstain	458,151
Broker non-votes	―

Proposal 3 – Approval of Adjournment or Postponement of the Meeting

The proposal to adjourn or postpone the Meeting to a later date, if necessary, to solicit additional proxies in favor of approval of the merger agreement or to vote on other matters properly before the Meeting was not considered by shareholders based on the approval of Proposal 1 at the Meeting.

Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No. Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORITANI FINANCIAL CORP.
Date: November 14, 2019	By:	/s/ Kevin J. Lynch
Kevin J. Lynch
President and Chief Executive Officer